UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

Silicon Storage Technology, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 0-26944

California	77-0225590
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1171 Sonora Court
Sunnyvale, California    94086
(Address of principal executive offices including zip code)

(408) 735-9110
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 20, 2004, Silicon Storage Technology, Inc. issued a press release announcing its financial results for the third quarter of fiscal year 2004 entitled "SST Reports Preliminary Third Quarter 2004 Financial Results." In connection with the press release, Silicon Storage Technology, Inc. conducted a conference call on October 20, 2004, to discuss its results with investors and financial analysts. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. A transcript of the conference call is attached as Exhibit 99.2 and is incorporated herein by reference.

STATEMENT OF UTILITY

SST continues to provide all information required in accordance with GAAP, but it believes that evaluating its ongoing operating results may be difficult if limited to reviewing only GAAP financial measures. Accordingly, SST uses Non-GAAP financial measures of its performance internally to evaluate its ongoing operations and to allocate resources within the organization. SST's management does not itself, nor does it suggest that investors should, consider such Non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SST presents such Non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate SST's operating results in a manner that focuses on what it believes to be its ongoing business operations. SST's management believes it is useful for itself and investors to review both GAAP information that includes the expenses and charges mentioned below and the Non-GAAP measure of net income that excludes such charges to have a better understanding of the overall performance of SST's business and its ability to perform in subsequent periods.

SST computed its Non-GAAP financial measure of net income for the quarter ended September 30, 2004 by adjusting GAAP net income to exclude the impact of an in-process research and development charge related to SST's acquisition of Emosyn. Management believes that the inclusion of this Non-GAAP financial measure provides consistency and comparability with past reports of financial results and has historically provided comparability to similar companies in SST's industry, many of which present the same or similar Non-GAAP financial measures to investors. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these Non-GAAP financial measures to their most directly comparable GAAP financial measure.

RECONCILIATION FROM GAAP TO NON-GAAP MEASURES OF PERFORMANCE

                                                    Three Months Ended
                                                       September 30,
                                                    --------------------
                                                      2003       2004
                                                    ---------  ---------
GAAP
Net Income (loss)                                  $ (59,018) $  14,179

Net income (loss) per share basic                  $   (0.62) $    0.15
Shares used in per shares calculation                 95,002     94,896
Net income (loss) per share - diluted              $   (0.62) $    0.15
Shares used in per share calculation                  95,002     97,491

Non-GAAP
GAAP Net income (loss)                             $ (59,018) $  14,179
IPR&D Expense                                             --      2,092
                                                    ---------  ---------
Non-GAAP Net income (loss)                         $ (59,018) $  16,271

Non-GAAP Net income (loss) per share basic         $   (0.62) $    0.17
Shares used in per shares calculation                 95,002     94,896
Non-GAAP Net income (loss) per share - diluted     $   (0.62) $    0.17
Shares used in per share calculation                  95,002     97,491

The information in this Report on Form 8-K, including the exhibits hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Silicon Storage Technology, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

Exhibit 99.1    Press release, dated October 20, 2004, entitled "SST Reports Preliminary Third Quarter 2004 Financial Results."

Exhibit 99.2    Transcript of conference call conducted by Silicon Storage Technology, Inc. on October 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Silicon Storage Technology, Inc.

By:	/s/ Jack K. Lai

Jack K. Lai
Vice President Finance & Administration, Chief Financial Officer and Secretary

Dated: October 21, 2004

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release, dated October 20, 2004, entitled "SST Reports Preliminary Third Quarter 2004 Financial Results." PDF
99.2	Transcript of conference call conducted by Silicon Storage Technology, Inc. on October 20, 2004. PDF

PDF    Also provided in PDF as a courtesy.